Exhibit 99.1

Jupiter Wellness to Launch CaniSun for Shark Defense™ Sunscreen with Patented Shark Repellents

Exclusive worldwide rights to patented shark repellent technologies for the sun and skin market licensed from Shark Defense Technologies, the leader in its field featured in numerous media outlets including Discovery Channel’s Shark Week and Animal Planet

View Discovery Channel videos on the shark repellent technology here: https://youtu.be/Hqp04gdAXyk and here: https://youtu.be/PM0YTlbx1qg

JUPITER, FL April 7, 2022 — Jupiter Wellness, Inc. (Nasdaq: JUPW) today announced the upcoming launch of CaniSun for Shark Defense™, the latest addition to the Company’s reef-friendly sunscreen line. Through a licensing agreement with Shark Defense Technologies LLC, the leading researcher of chemical, electrochemical, and magnetic shark repellents, Jupiter has the exclusive worldwide rights to patents, formulas, and production methods for shark repellent technologies for use in sun and skincare products.

While unprovoked shark bites have been rare, incidence is increasing worldwide at hotspots including the U.S., Australia, South Africa, Brazil, Reunion Island, and the Bahamas according to a study published in the peer reviewed journal Ocean & Coastal Management.

“The team at Shark Defense Technologies are the outstanding experts and innovators in the emerging field of shark repellent technologies and we are pleased to collaborate with them to not only launch a sunscreen line with their technology, but we also plan to work together to further advance and develop additional formulations and IP. CaniSun for Shark Defense™ is a perfect addition to our growing line of sun and skin care products which also includes our recently launched NoStingz jellyfish protective sunscreen,” stated Jupiter CEO Brian John. “We plan to launch CaniSun for Shark Defense™ in Q3 2022.”

About Shark Defense Technologies

Shark Defense Technologies; http://www.sharkdefense.com/ is the leading researcher of chemical, electrochemical, and magnetic shark repellents. Its primary mission is to research and develop shark bycatch reduction devices. Its secondary mission is to research and develop shark repellents for rescue operations, aquaculture, and alternatives to shark netting. Shark Defense began as the humble Oak Ridge Shark Lab in northern New Jersey and was founded in September 2001 by Eric and Jean Stroud. Its early work sought to research the existence of trace chemical messengers in elasmobranchs and to develop a series of highly selective chemical shark repellents using state-of-the-art analytical and synthesis techniques. Many successes in this initial research effort have led to new discoveries in shark repellent technologies, particularly for bycatch reduction.

About Jupiter Wellness

Jupiter Wellness, Inc. (Nasdaq: JUPW) is a leading developer of pharmaceutical cannabinoids focused on skincare therapeutics and treatments. The Company’s product pipeline incorporates cannabidiol to address indications including psoriasis, eczema, burns, herpes cold sores, and skin cancer. Jupiter generates revenue from a growing line of proprietary over-the-counter skincare products including its CaniSun™ sunscreen and other wellness brands sold through www.cbdcaring.com. For additional information, please visit www.jupiterwellness.com.

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Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021 and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Jupiter Wellness Media Contact:

Phone: 561-244-7100
Email: info@JupiterWellness.com

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